UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2011 (April 27, 2011)

UNION DRILLING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51630	16-1537048
(Commission File Number)	(I.R.S. Employer Identification No.)

4055 International Plaza, Suite 610 Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(817) 735-8793

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 27, 2011, Union Drilling, Inc. (the “Company”) entered into an Amended and Restated Revolving Credit and Security Agreement (the “Agreement”) with PNC Bank, National Association, acting as lender, and as agent to the other lenders specified in the Agreement, and PNC Capital Markets LLC, as lead arranger.

In addition to other modifications, the Agreement provides:

•	for a five (5) year term to April 27, 2016;

•	for a Total Commitment Amount of $125 million, with a permitted increase of up to $25 million ($150 million maximum borrowing);

•

for an Initial Margin of 0.75% over the Base Rate (i.e., prime rate) for Domestic Rate Loans and 2.50% over the Eurodollar Rate (i.e., LIBOR) for Eurodollar Rate Loans and, commencing June 30, 2011, a sliding scale quarterly adjustment, depending upon Facility Usage, from 0.50% to 1.00% over the Base Rate and from 2.25% to 2.75% over the Eurodollar Rate; and

•	for sliding scale quarterly adjustments to the unused line fees, depending upon Facility Usage, from 0.25% to 0.50%.

The Agreement will be collateralized by a first priority perfected lien on the Company’s assets. The Company will be required to satisfy certain financial covenants as specified in Section 6.5 of the Agreement. Additionally, the Agreement contains customary representations and warranties and affirmative and negative covenants.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (being incorporated herein by reference). Unless otherwise defined above, capitalized terms have the meaning as set forth in the Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit and Security Agreement dated April 27, 2011 by and among Union Drilling, Inc., PNC Bank, National Association, for itself and for the other lenders, and PNC Capital Markets LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION DRILLING, INC.

Date: April 28, 2011	By:	/s/ Christopher D. Strong
Christopher D. Strong, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit and Security Agreement dated April 27, 2011 by and among Union Drilling, Inc. and PNC Bank, National Association, for itself and for the other lenders, and PNC Capital Markets LLC.